UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of Locality Systems Inc.

Share Purchase Agreement

On May 21, 2019 (the “Closing Date”), Inpixon, through its wholly owned subsidiary, Inpixon Canada Inc., as purchaser (the “Purchaser”), completed its acquisition (the “Acquisition”) of Locality Systems Inc. (“Locality”), pursuant to the terms of a Share Purchase Agreement (the “Purchase Agreement”), dated as of the Closing Date, by and among Inpixon, the Purchaser, Locality, the owners (collectively, the “Sellers”) of all of the issued and outstanding capital stock of Locality (the “Locality Shares”), Kirk Moir, in his capacity as the Sellers’ representative, and Garibaldi Capital Advisors Ltd. (the “Advisor”). Locality is a British Columbia corporation that specializes in wireless device positioning and radio frequency (RF) augmentation of video surveillance systems.

On the Closing Date, the Sellers sold all of their Locality Shares to the Purchaser in exchange for consideration of (i) USD $1,500,000 (the “Aggregate Cash Consideration”) (A) minus the amount by which the Estimated Working Capital is less than the Working Capital Target (as defined in the Purchase Agreement), or (B) plus the amount by which the Estimated Working Capital is greater than the Working Capital Target (as the case may be, the “Estimated Working Capital Adjustment”), and (ii) 650,000 shares of the common stock of Inpixon (the “Parent Shares”).

The Aggregate Cash Consideration, minus or plus (as the case may be) the Estimated Working Capital Adjustment to be applied against the Aggregate Cash Consideration (which will be calculated within 90 days of the Closing Date), will be paid in installments as follows: (i) the initial installment representing $250,000 minus or plus (as the case may be) the Estimated Working Capital Adjustment (the “Initial Cash Consideration”) was paid on the Closing Date; (ii) three additional installments each equal to $250,000, will be paid every six months following the Closing Date; and (iii) one final installment representing $500,000 will be paid on the second anniversary of the Closing Date, in each case minus the cash fees payable to the Advisor in connection with the Acquisition (collectively, (ii) and (iii) the “Installment Cash Consideration”) The Purchaser will have the right to offset any Loss, as defined in the Purchase Agreement, first, against any installment of the Installment Cash Consideration that has not been paid and second, against the Sellers and the Advisor on a several basis, in accordance with the indemnification provisions of the Purchase Agreement.

Inpixon agreed to make a capital contribution to the Purchaser in an amount equal to the fair market value of the Parent Shares at the time the Parent Shares are issued (the “Capital Contribution”) and Inpixon will pay the Capital Contribution by issuing the Parent Shares to the Sellers. In connection with the Capital Contribution, the Purchaser will add an amount equal to the Capital Contribution to its capital in respect of the common shares in the authorized share structure of the Purchaser.

The Purchase Agreement also includes representations, warranties, covenants and indemnifications made by the parties that are customary for agreements of this type.

General Security Agreement

In conjunction with the Acquisition, Locality executed a general security agreement in favor of the Sellers (the “General Security Agreement”). The General Security Agreement created a lien against Locality’s intellectual property, information technology systems and software and all modifications, derivative works and goodwill arising from the use of the foregoing for the purpose of securing payment of the Installment Cash Consideration to the Sellers.

Guaranty Agreement

In order to induce the Sellers to enter into the Purchase Agreement, Inpixon entered into a guaranty agreement (the “Guaranty Agreement”), pursuant to which it provided the Sellers with a full recourse guaranty for the full and punctual payment of any unpaid portion of the Aggregate Cash Consideration.

The description of the Purchase Agreement, the General Security Agreement and the Guaranty Agreement is qualified in its entirety by the full text of such documents, copies of which are attached as Exhibits 2.1, 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Third Amendment to Sysorex Loan Documents

On May 22, 2019, Inpixon and Sysorex, Inc. (“Sysorex”) entered into a Third Amendment Agreement to that certain Note Purchase Agreement, dated as of December 31, 2018 (as amended from time to time in accordance with its terms, the “NPA”), and that certain Secured Promissory Note issued to the Company by Sysorex on December 31, 2018 (as amended from time to time in accordance with its terms, the “Note,” together with the NPA, the “Sysorex Loan Documents”). Pursuant to the Third Amendment Agreement, the Sysorex Loan Documents were amended to increase the maximum principal amount that may be outstanding at any time under the Note from $8,000,000.00 to $10,000,000.00. Nadir Ali, Inpixon’s Chief Executive Officer and a member of its Board of Directors, is also the Chairman of the Board of Directors of Sysorex. The transactions disclosed herein were unanimously approved by Inpixon’s Board of Directors.

The description of the Third Amendment Agreement is qualified in its entirety by the full text of the Third Amendment Agreement, a copy of which is filed herewith as Exhibit 10.3, which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information included at Item 1.01 above is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information included at Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information included at Item 1.01 above is incorporated herein by reference. The issuance of the Parent Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), (a) in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act for private transactions and (b) in reliance on an exemption from registration provided by Regulation S of the Securities Act inasmuch as the Sellers are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) and the requirements of Rule 903 under the Securities Act were otherwise met.

As of May 22, 2019, Inpixon has issued and outstanding (i) 10,000,787 shares of common stock, which includes the issuance of the Parent Shares, (ii) 1 share of Series 4 Convertible Preferred Stock which is convertible into 202 shares of common stock, (iii) 421 shares of Series 5 Convertible Preferred Stock which are convertible into approximately 126,427 shares of common stock (subject to rounding for fractional shares), and (iv) warrants to purchase up to 112,800 shares of common stock issued on January 15, 2019 in connection with Inpixon’s rights offering, exercisable at $3.33 per share.

Item 7.01	Regulation FD Disclosure.

On May 22, 2019, Inpixon issued a press release announcing the completion of the Acquisition and released frequently asked questions regarding the Acquisition (“FAQs”), which FAQs were made available on its website. Copies of the press release and the FAQs are attached hereto as Exhibits 99.1 and 99.2, respectively

The information presented in Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless Inpixon specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

The information contained in the FAQs attached as an exhibit to this Current Report on Form 8-K contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the benefits of the Acquisition. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While Inpixon believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Inpixon’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to Inpixon’s filings with the U.S. Securities Exchange Commission (the “SEC”). Given these uncertainties, you should not place undue reliance on these forward-looking statements. Inpixon assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated May 21, 2019, by and among Inpixon, Inpixon Canada, Inc., Locality Systems Inc., Kirk Moir, in his capacity as the Sellers’ Representative, the Sellers and Garibaldi Capital Advisors Ltd.

10.1	General Security Agreement, dated May 21, 2019, executed by Locality Systems Inc. in favor of the Sellers.

10.2	Guaranty Agreement, dated May 21, 2019, executed by Inpixon in favor of the Sellers.

10.3	Third Amendment Agreement, dated as of May 22, 2019, between Inpixon and Sysorex, Inc.

99.1	Press Release, dated May 22, 2019.

99.2	Frequently Asked Questions Regarding Inpixon’s Acquisition of Locality Systems Inc.

*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Inpixon hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: May 22, 2019	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated May 21, 2019, by and among Inpixon, Inpixon Canada, Inc., Locality Systems Inc., Kirk Moir, in his capacity as the Sellers’ Representative, the Sellers and Garibaldi Capital Advisors Ltd.

10.1	General Security Agreement, dated May 21, 2019, executed by Locality Systems Inc. in favor of the Sellers.

10.2	Guaranty Agreement, dated May 21, 2019, executed by Inpixon in favor of the Sellers.

10.3	Third Amendment Agreement, dated as of May 22, 2019, between Inpixon and Sysorex, Inc.

99.1**	Press Release, dated May 22, 2019.

99.2**	Frequently Asked Questions Regarding Inpixon’s Acquisition of Locality Systems Inc.

*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Inpixon hereby undertakes to furnish copies of such omitted materials supplementally upon request by the SEC.
**	Furnished herewith.